UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2005

Date of Report (Date of earliest event reported)

HEALTH CARE PROPERTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Address of principal executive offices) (Zip Code)

(562) 733-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 31, 2005, we issued a press release, which sets forth our results of operations for the quarter ended September 30, 2005.  The press release referred to a supplemental information package that is available on our website, free of charge, at www.hcpi.com.  The text of the press release and the supplemental information package are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

99.1	Press Release of Health Care Property Investors, Inc. dated October 31, 2005.
99.2	Health Care Property Investors, Inc. Supplemental Information Package for the quarter ended September 30, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE PROPERTY INVESTORS, INC.
(Registrant)

Date: October 31, 2005	By:	/s/ Edward J. Henning
	Name:	Edward J. Henning
	Title:	Senior Vice President, General Counsel and
Corporate Secretary

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